Prospectus Supplement

John Hancock Investment Trust

Emerging Markets Equity Fund (the fund)

Supplement dated December 6, 2021 to the current summary prospectus, as may be supplemented (the Summary Prospectus)

Kathryn Langridge, who began a temporary leave of absence serving as portfolio manager of the fund on September 1, 2021 is anticipated to return from her temporary leave of absence in January 2022. Philip Ehrmann and Talib Saifee, also portfolio managers of the fund, will continue to serve as portfolio managers, jointly and primarily responsible for the day-to-day management of the fund’s portfolio in Ms. Langridge’s absence. The fund does not expect any changes to its investment process or strategies during this period.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.